Rule 497(e)


                         LIBERTY ADVISOR
                 GROUP FLEXIBLE PURCHASE PAYMENT
               DEFERRED VARIABLE ANNUITY CONTRACT
                            ISSUED BY
                       Variable Account J
                               OF
            LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
               SUPPLEMENT DATED NOVEMBER 21, 1997
                               TO
               PROSPECTUS DATED NOVEMBER 15, 1997

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This supplement contains information about the Liberty All-Star
Equity Fund, Variable Series ("Liberty All-Star Equity") Sub-
Account.

The Liberty All-Star Equity Sub-Account is currently unavailable as an investment option under the variable annuity since the New
York Insurance Department has not yet given its approval to the addition of this Sub-Account.

Until such approval, Certificate Owners may not allocate Purchase Payments or transfer Certificate Value to this Sub-Account. The Asset Allocation Program will not commence operations until after the Liberty All-Star Equity Sub-Account is available. Liberty Life will notify Certificate Owners as soon as this Sub-Account is available. Certificate Owners may call the telephone number below to find out if the Sub-Account has become available.

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                     Client Service Hotline
                     800-367-3653 (press 3)

                         Distributed by:
                Keyport Financial Services Corp.
                         125 High Street
                   Boston, Massachusetts 02110






LA.SUP                                                      11/97